HENDERSON GLOBAL FUNDS
Henderson High Yield Opportunities Fund

Supplement dated March 27, 2017 to the
Prospectus, Summary Prospectus and Statement of Additional Information,
each dated March 27, 2017

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

As previously announced, on February 24, 2017, the Board of Trustees of Henderson Global Funds (the “Board”) approved the reorganization of Henderson High Yield Opportunities Fund (the “Acquired Fund”) into the T. Rowe Price U.S. High Yield Fund (the "Acquiring Shell Fund"), a newly-organized fund in the T. Rowe Price family of funds (the “Reorganization”), subject to approval by the shareholders of the Acquired Fund.  The proposed Reorganization will involve transferring the assets and liabilities of the Acquired Fund to the Acquiring Shell Fund in a tax-free reorganization, as set forth in an agreement and plan of reorganization (the “Plan”). If approved, the Reorganization is expected to occur on or around May 22, 2017, at which point Acquired Fund shareholders will receive shares of the Acquiring Shell Fund representing the same total value as their shares of the Acquired Fund.
In anticipation of the Reorganization, effective upon the close of business (4:00 pm Eastern) on May 18, 2017, the Acquired Fund will not accept purchase orders, including with respect to additional investments for existing shareholders of the Acquired Fund.  Any purchase orders for shares of the Acquired Fund received upon or after the close of business on May 18, 2017 will not be accepted and the transaction will not be processed.  In addition, effective immediately, the Acquired Fund will not accept purchase orders for Class C shares subject to a contingent deferred sales charge.
Before the Reorganization can occur, the Plan must be approved by shareholders of the Acquired Fund.  Detailed information on the proposal will be contained in proxy materials that are expected to be filed in the near future.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of a proxy from any shareholder of the Acquired Fund.  The solicitation of proxies to effect the Reorganization will only be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”).  The Registration Statement on Form N-14 has yet to be filed with the SEC.  After the Registration Statement on Form N-14 is filed with the SEC, it may be amended or withdrawn and the Proxy Statement/Prospectus will not be distributed to shareholders of the Acquired Fund unless and until the Registration Statement on Form N-14 is declared effective by the SEC.

Shareholders of the Acquired Fund are urged to read the Proxy Statement/Prospectus and other documents filed with the SEC carefully and in their entirety when they become available because these documents will contain important information about the Reorganization.  The Proxy Statement/Prospectus will contain information with respect to the investment objectives, risks, charges and expenses of the Acquiring Shell Fund and other important information that Acquired Fund shareholders should carefully consider.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS,
SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE